Exhibit 99.1

Karman Space & Defense Acquires Industrial Solid Propulsion (“ISP”), a Leading Supplier of Energetic Propulsion Technologies for Next-Generation UAS, UAS Intercept and Rocket-Assisted Takeoff Systems

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ISP is a rapidly growing provider of small-diameter energetic and propulsion technologies, with more than 40 years of flight-proven expertise in the design, testing and manufacturing of tactical boost motors, solid rocket propellant gas generators and other specialty solid propulsion systems
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With 14 proprietary propellant formulation families and more than 400 motor configurations, the acquisition deepens Karman’s core expertise in energetic systems
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The acquisition is accretive to Karman across all major metrics, including revenue growth, Adjusted EBITDA margin, contracted revenue and cash flow
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Karman recently increased its existing $300 million Term Loan B by $75 million primarily to fund the $50 million cash component of the ISP acquisition

HUNTINGTON BEACH, Calif., May 29, 2025 – Karman Space & Defense (“Karman”, “Karman Holdings, Inc.” or “the Company”) (NYSE: KRMN), a leader in the rapid design, development and production of critical, next-generation system solutions for launch vehicle, satellite, spacecraft, missile defense, hypersonic and UAS customers today announced it has acquired ISP, a leader in specialty energetic propulsion technologies including small boost motors and solid propellant gas generators for the rapidly growing UAS, UAS intercept and rocket-assisted takeoff systems markets. The transaction closed on May 28, 2025.

Founded in 1983 and based in Cedar City, Utah, ISP has developed a proprietary portfolio of propellant formulations and tactical motor configurations, with proven flight heritage across a number of high-priority U.S. Department of Defense (“DOD”) programs. ISP designs, tests, qualifies and manufactures small-diameter energetic and propulsion systems to meet mission requirements for distance, total impulse, peak thrust and burn time. With the required engineering and manufacturing capabilities to take a product from concept-to-production, ISP is a proven partner to prime customers in delivering integrated energetic and propulsion systems, with more than 40 years of flight heritage.

“We have been working collaboratively with ISP on a number of exciting opportunities for many months and believe that ISP is a natural, strategic fit within the Karman portfolio,” said Tony Koblinski, Karman Chief Executive Officer. “This acquisition strengthens our core competency in energetics, expands our offering in small-diameter solid propellant technologies and will allow us to serve our customers even better. ISP’s proprietary portfolio of propellant formulations and unique manufacturing capabilities furthers Karman’s mission of leveraging advanced technologies to drive agile solutions for customers across the space and defense market. We welcome the talented ISP team to Karman and look forward to working together to deliver even more value to our customers.”

ISP leverages its leading IP portfolio and full suite of in-house, small batch manufacturing capabilities to rapidly qualify and deliver efficient, technically optimal energetic systems. ISP’s full-service capabilities include propellant and cartridge design, grain formulation, mixing, machining, cartridge loading and hot-fire testing, ISP’s propulsion expertise in small-diameter systems and cartridges and its programmatic positions are well aligned with current and future funding priorities, specifically in deployment and launch systems for one-way loitering munitions, counter-UAS and intercept systems.

Additionally, ISP has a long history of supporting STEM-based educational curricula for schools, camps, clubs and youth organizations. Empowering the next generation of energetics and propulsion engineers with tools to help them experiment, learn and launch their careers is central to ISP and highly aligned with Karman’s approach to supporting local communities and identifying top talent.

On May 27, 2025, Karman successfully closed an offering to increase the size of its existing $300 million Term Loan B by $75 million. The majority of the proceeds from this offering were used to fund the acquisition of ISP, which consisted of $50 million in cash, approximately $5 million in Karman common shares and $5 million in potential earnout payments.

For more information on ISP, please visit www.specificimpulse.com.

Advisors

Citi served as exclusive financial advisor and Willkie Farr & Gallagher LLP served as legal advisor to Karman in connection with the transaction. KAL Capital served as financial advisor to ISP.

ABOUT KARMAN SPACE & DEFENSE

We specialize in the rapid design, development, and production of next-generation technologies to combat near-peer nation state threats, focused on critical, integrated systems for the hypersonic, missile defense, UAV and space sectors. Our core technology offerings include propulsion, deployable shrouds, launchers, and energetic subsystems. Customers choose our advanced solutions to deliver mission success across a diverse set of existing and emerging programs supporting high-priority defense and commercial space sector initiatives. For more information, visit Karman-SD.com.

Forward-Looking Statements

This announcement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/ or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of Karman, will prove to be correct or that any of our expectations, estimates or projections will be achieved.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including the factors described in the filings we make with the SEC from time to time and, without limitation, that a significant portion of our revenue is generated from contracts with the United States military and U.S. military spending is dependent upon the U.S. defense budget; U.S. government contracts are subject to a competitive bidding process that can consume significant resources without generating any revenue; our business and operations expose us to numerous legal and regulatory requirements, and any violation of these requirements could materially adversely affect our business, results of operations, prospects and financial condition; our inability to adequately enforce and protect our intellectual property or defend against assertions of infringement could prevent or restrict our ability to compete; and we have in the past consummated acquisitions and intend to continue to pursue acquisitions, and our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations. Readers are directed to the risk factors identified in the filings we make with the SEC from time to time, copies of which are available free of charge at the SEC’s website at www.sec.gov under Karman Holdings Inc.

The forward-looking statements included in this announcement are only made as of the date of this announcement. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law.

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Contacts

Investor inquiries:

Steven Gitlin

investors@karman-sd.com

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